UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2005
                                                         ----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


              383 Madison Avenue, New York, New York     10179
              -----------------------------------------------------
              (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------


Filed herewith are copies of:

     (a) Amendment No. 1, dated February 2, 2005 to Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

     (b) Form of Joinder Agreement further amending the IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003, as amended, among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents party thereto.

     (c) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Medium-Term Notes Prospectus Supplement, dated February 2, 2005, to the Prospectus, dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-121744).

     (d)  Consent of Cadwalader, Wickersham & Taft LLP.

     (e) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the IncomeNotes(SM) Prospectus Supplement, dated February, 2, 2005, to the Prospectus, dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-121744).

     (f)  Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

     (a)  Exhibits:

          The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-121744) as exhibits to such Registration Statement:

          1(i) Amendment No. 1, dated February 2, 2005 to Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

          1(j) Form of Joinder Agreement further amending the IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003, as amended among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents party thereto.

          8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

          8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

          23(c) Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 8(a)).

          23(d) Consent of Cadwalader, Wickersham & Taft LLP (Included in
                Exhibit 8(b)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          THE BEAR STEARNS COMPANIES INC.



                                          By:   /s/ Jeffrey M. Farber
                                               -----------------------------
                                               Jeffrey M. Farber
                                               Controller



Dated:  February 2, 2005

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

1(i) Amendment No. 1, dated February 2, 2005 to Medium-Term Notes, Series B, Distribution Agreement, dated as of June 19, 2003 between The Bear Stearns Companies Inc. and Bear, Stearns & Co. Inc.

1(j) Form of Joinder Agreement further amending the IncomeNotes(SM) Distribution Agreement, dated as of June 19, 2003, as amended among The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc. and each of the Agents party thereto.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

8(b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8(a)).

23(d)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8(b)).